                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 22, 2003


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     000-22474              87-0418807
           --------                     ---------              ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation                                       Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
                  --------------------------------------------
                (Address of principal executive offices/Zip Code)


        Registrant's telephone number, including area code: 215-940-4000


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         American Business Financial Services, Inc., a Delaware corporation (the "Company"), has issued a press release, attached hereto as Exhibit 99.1, announcing that the Company entered into a Joint Agreement with the U. S. Attorney's Office for the Eastern District of Pennsylvania, pursuant to which the U.S. Attorney's Office ended the inquiry focused on the Company's forbearance policy initiated pursuant to the previously disclosed civil subpoena dated May 14, 2003. A copy of the Joint Agreement is attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         None.

(b)      Pro-forma Financial Information

         None.

(c)      Exhibits

                  The following exhibits are filed herewith:

Exhibit
Number              Description
------              -----------

99.1                Press Release issued by the Company on December 23, 2003.

99.2                Joint Agreement dated December 22, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 24, 2003.

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                           By:        /s/ Anthony J. Santilli
                                  ---------------------------------------------
                           Name:  Anthony J. Santilli
                           Title: Chairman, Chief Executive Officer, President,
                                  Chief Operating Officer and Director

                                 EXHIBIT INDEX


Exhibit
Number              Description
------              -----------

99.1                Press Release issued by the Company on December 23, 2003.

99.2                Joint Agreement dated December 22, 2003.